Equitable Financial Life Insurance Company

Supplement dated November 14, 2022 to the Structured Capital Strategies PLUS® 21 Prospectus

This Supplement modifies certain information in the above-referenced Prospectus (the “Prospectus”) offered by Equitable Financial Life Insurance Company (“Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center at 877-899-3743.

The purpose of this Supplement is to provide information regarding the Segments available, minimum Performance Cap Rates and the Segment Interim Value calculation for New York contracts. The Return of Premium Death Benefit is currently unavailable for contracts issued in New York.

For contracts issued in New York:

(1)	The following chart lists the current Segment Types for contracts issued in New York:

Segment Option	Segment Durations	Segment Buffers	Minimum Performance Cap Rates	Indices Available
Standard	6 year	-10%; -15%; -20%	30%; 27%; 24%	S&P 500 Price Return; Russell 2000® Price Return; MSCI EAFE Price Return; NASDAQ-100 Price Return; MSCI Emerging Markets Price Return*; EURO STOXX 50® Price Return*
	1 year	-10%; -15%	5%; 4.5%
DualDirection	6 year	-10%; -15%; -20%	30%; 27%; 24%	S&P 500 Price Return; Russell 2000® Price Return*; MSCI EAFE Price Return*; NASDAQ-100 Price Return*
	1 year	-10%	5%
AnnualLock	6 year	-10%	5%	S&P 500 Price Return; Russell 2000® Price Return; MSCI EAFE Price Return
StepUp	1 year	-10%	5%	S&P 500 Price Return; Russell 2000® Price Return; MSCI EAFE Price Return; NASDAQ-100 Price Return
EnhancedUpside	6 year	-10%; -15%	30%; 27%	S&P 500 Price Return

*	Only available with 1-year Segments

(2)

The Performance Cap Rate limiting factor will not be used in the Segment Interim Value calculation. This means there will not be a “B” component for the Segment Interim Value formula. See “Performance Cap Rate limiting factor” in “Overview of the Purposes and Impacts of the Calculation” and “Detailed Descriptions of Specific Inputs to the Calculation” both in “Appendix: Segment Interim Value” for more information about the Performance Cap Rate limiting factor.

(3)

Inputs that reflect a higher estimated cost of exiting hypothetical Derivatives are used to calculate the fair value of hypothetical Derivatives when the Performance Cap Rate limiting factor is not used in the Segment Interim Value calculation. This results in a lower fair value of hypothetical Derivatives component for the Segment Interim Value formula than if inputs that reflect a lower estimated cost of exiting were used. See “Fair Value of Hypothetical Derivatives” in “Overview of the Purposes and Impacts of the Calculation” and “Detailed Descriptions of Specific Inputs to the Calculation” both in “Appendix: Segment Interim Value” for more information about the fair value of hypothetical Derivatives.

(4)	The Return of Premium Death Benefit is currently unavailable.

Please read the Prospectus accordingly.

Please also note the following changes to the Prospectus:

1.	The following hereby amends the corresponding section in “Determining your contract’s value—Your contract’s value in the Structured Investment Option”:

We then compare the sum of the three components above with a limitation based on the Performance Cap Rate. In particular, the Segment Interim Value is never greater than the Segment Investment (or most recent Annual Lock Anniversary Starting Amount, if applicable) multiplied by the Performance Cap Rate limiting factor. See “Appendix: State contract availability and/or variations of certain features and benefits” for more information about States where the Performance Cap Rate limiting factor is equal to the full Performance Cap Rate or where the Performance Cap Rate limiting factor is not used in the Segment Interim Value formula. If you elect the optional Return of Premium Death Benefit, a pro rata portion of the Return of Premium Death Benefit charge is also deducted from the lesser of these two values. For more information, please see “Appendix: Segment Interim Value”.

IM-84-22 (11/22)	Cat #800001 (11/22)
SCS PLUS 21/New Biz	#407422

Even if the corresponding Index has experienced positive investment performance since the Segment Start Date, because of the factors we take into account in the calculation above, your Segment Interim Value may be lower than your Segment Investment.

2.	The following hereby amends the corresponding section in “Appendix: Segment Interim Value—Overview of the Purposes and Impacts of the Calculation”:

Fair Value of Hypothetical Derivatives. For Standard Segments we use hypothetical put and call options that are designated for each Segment to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate. For Annual Lock Segments, we use a hypothetical derivatives contract where the final payout equals the compounded Annual Lock Yearly Rate of Return (i.e., the Index Performance Rate for each successive Annual Lock Period, subject to the Performance Cap Rate and Segment Buffer), to estimate the market value of the Segment at the time the Segment Interim Value is calculated. This hypothetical derivatives contract reflects the value of the downside protection that would be provided at each Annual Lock Anniversary by the Segment Buffer as well as the upper limit that would be placed on gains at each Annual Lock Anniversary due to the Performance Cap Rate. For Step Up Segments, we use a hypothetical put and binary call option to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the downside protection that would be provided at maturity by the Segment Buffer as well as the potential upside payout at maturity equal to the Performance Cap Rate. For Dual Direction Segments, we use hypothetical put, call and binary put options to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate. For Enhanced Upside Segments, we use hypothetical put and call options to estimate the market value, at the time the Segment Interim Value is calculated, of the risk of loss and the possibility of gain at the end of the Segment. This calculation reflects the value of the downside protection that would be provided at maturity by the Segment Buffer as well as the upper limit that would be placed on gains at maturity due to the Performance Cap Rate. When valuing the hypothetical Derivatives as part of the Segment Interim Value calculation, we use inputs that are consistent with market prices that reflect the estimated cost of exiting the hypothetical Derivatives before Segment maturity. See the “Fair Value of Hypothetical Derivatives” in “Detailed Descriptions of Specific Inputs to the Calculation” below. Different inputs that reflect a higher estimated cost of exiting the hypothetical Derivatives are used for all Segments in contracts that use a Performance Cap Rate limiting factor equal to the Performance Cap Rate or no Performance Cap Rate limiting factor and, as a result, the fair value of hypothetical Derivatives will be lower than if lower estimated costs of exiting were used. See “Appendix: State contract availability and/or variations of certain features and benefits” for information about which States use a Performance Cap Rate limiting factor equal to the Performance Cap Rate or no Performance Cap Rate limiting factor. Our fair market value methodology, including the market standard model we use to calculate the fair value of the hypothetical Derivatives for each particular Segment, may result in a fair value that is higher or lower than the fair value other methodologies and models would produce. Our fair value may also be higher or lower than the actual market price of the identical derivatives. As a result, the Segment Interim Value you receive may be higher or lower than what other methodologies and models would produce.

3.	The following hereby amends the corresponding section in “Appendix: Segment Interim Value—Overview of the Purposes and Impacts of the Calculation”:

Performance Cap Rate limiting factor. The formula provides that the Segment Interim Value is never greater than (B) above. Generally, the Performance Cap Rate limiting factor is based on the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. This limitation is imposed to discourage owners from withdrawing from a Segment before the Segment Maturity Date where there may have been significant increases in the relevant Index early in the Segment Duration (or Annual Lock Period). Although the Performance Cap Rate limiting factor pro-rates the upside potential on amounts withdrawn early, there is no similar adjustment to pro-rate the downside protection. This means, if you surrender or cancel your contract, die or make a withdrawal from a Segment before the Segment Maturity Date, the Segment Buffer will not necessarily apply to the extent it would on the Segment Maturity Date (or each Annual Lock Anniversary), and any upside performance will be limited to a percentage lower than the Performance Cap Rate. For certain contracts, however, the Performance Cap Rate limiting factor is equal to the Performance Cap Rate (not a pro-rata portion based on elapsed Segment Duration). This results in a higher “B” component for the Segment Interim Value formula than if the Performance Cap Rate limiting factor corresponded to the portion of the Segment Duration that had elapsed at the time of the withdrawal or transfer. For certain other contracts, the Performance Cap Rate limiting factor will not be used in the Segment Interim Value calculation. This results in no “B” component for the Segment Interim Value formula. See “Appendix: State contract availability and/or variations of certain features and benefits” for information about which states use a Performance Cap Rate limiting factor equal to the Performance Cap Rate or no Performance Cap Rate limiting factor. See also “Fair Value of Hypothetical Derivatives” in this section.

4.	The following hereby amends the corresponding section in “Appendix: Segment Interim Value—Detailed Descriptions of Specific Inputs to the Calculation—(A)(2) Fair Value of Hypothetical Derivatives”:

We determine the fair value of each of the applicable designated hypothetical options for a Standard Segment, Step Up Segment, Dual Direction or Enhanced Upside Segment using a market standard model for valuing a European option on the Index, assuming a continuous dividend yield or net convenience value, with inputs that are consistent with market prices that reflect the estimated cost of exiting the hypothetical Derivatives prior to Segment maturity (e.g., the estimated ask price). If we did not take into account the estimated exit price, your Segment Interim Value would be greater. For contracts with a Performance Cap Rate limiting factor equal to the Performance Cap Rate or no Performance Cap Rate limiting factor, we will use different inputs that reflect a higher estimated cost of exiting hypothetical Derivatives and, as a result, the fair value of hypothetical Derivatives will be lower for those contracts than if we didn’t use a higher estimated cost of exiting. In addition, the estimated fair value price used in the Segment Interim Value calculation may vary higher or lower from other estimated prices and from what the actual selling price of identical derivatives would be at any time during each Segment. If our estimated fair value price is lower than the price under other fair market estimates or for actual transactions, then your Segment Interim Value will be less than if we used those other prices when calculating your Segment Interim Value. Any variance between our estimated fair value price and other estimated or actual prices may be different from Segment Type to Segment Type and may also change from day to day. Each hypothetical option has a notional value on the Segment Start Date equal to the Segment Investment on that date. The notional value is the price of the underlying Index at the inception of the contract. In the event that a number of options, or a fractional number of options, are being valued, the notional value would be the number of hypothetical options multiplied by the price of the Index at inception. For an Annual Lock Segment we determine the fair value of the hypothetical derivatives contract tied to the compounded performance of the Index underlying the Annual Lock Segment using a market standard model for valuing an extended exotic option that periodically settles and resets in strike price on the Index using the assumptions, inputs and values discussed above but applied to the hypothetical derivatives contract instead of the hypothetical options.

5.	The following hereby amends the corresponding sections in “Appendix: Segment Interim Value—Detailed Descriptions of Specific Inputs to the Calculation”:

(B) Performance Cap Rate limiting factor. In setting the Performance Cap Rate, we assume that you are going to hold the Segment for the entire Segment Duration. If you hold a Segment until its Segment Maturity Date, the Segment Return will be calculated subject to the Performance Cap Rate. Certain contracts use a Performance Cap Rate limiting factor equal to the Performance Cap Rate. Certain other contracts will not use the Performance Cap Rate limiting factor in the Segment Interim Value calculation. See “Appendix: State contract availability and/or variations of certain features and benefits” for information about which states use a Performance Cap Rate limiting factor equal to the Performance Cap Rate or no Performance Cap Rate limiting factor. All other contracts, the Performance Cap Rate limiting factor is equal to the pro rata portion of the Performance Cap Rate as described herein. For Standard, Step Up, Dual Direction and Enhanced Upside Segments, Prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the Segment Duration that has elapsed. For example, if the Performance Cap Rate for a one-year Standard Segment is 10%, then at the end of 146 days, the Pro Rata Share of the Performance Cap Rate would be 4%, because 10% x 146/365 = 4%; as a result, the Segment Interim Value at the end of the 146 days could not exceed 104% of the Segment Investment. Likewise, if the Performance Cap Rate for a 6-year Standard Segment is 40%, then at the end of 1096 days, the Pro Rata Share of the Performance Cap Rate would be 20%, because 40% x 1096/2192 = 20%; as a result, the Segment Interim Value and the end of 1096 days could not exceed 120% of the Segment Investment. For Annual Lock Segments, prior to the Segment Maturity Date, your Segment Interim Value will be limited by the portion of the Performance Cap Rate corresponding to the portion of the current Annual Lock Period that has elapsed. For example, if the Performance Cap Rate for a 6-year Annual Lock Segment is 10%, then at the end of 73 days in the third Annual Lock Period, the Pro Rata Share of the Performance Cap Rate would be 2%, because 10% x 73/365 = 2%; as a result, the Segment Interim Value at the end of the 73 days in the third Annual Lock Period could not exceed 102% of the third Annual Lock Anniversary Starting Amount.

6.	The following hereby supplements “Appendix: State contract availability and/or variations of certain features and benefits”:

State	Features and Benefits	Availability or variation
New York	QP (Defined Benefit and Defined Contribution) contracts	Not available.

	Return of Premium Death Benefit	Currently unavailable.

	See “Your right to cancel within a certain number of days” in “Purchasing the contract”	If you reside in the state of New York, and you purchased your contract as a replacement, you may return your contract within 60 days from the date that you receive it. We will cancel it and refund any Contribution you made to us, plus or minus any investment gain or loss which applies to the Investment Options from the date such Contribution was allocated until the date of cancellation.

See “Withdrawals treated as surrenders” in “Accessing your money”

The paragraph under “Withdrawals treated as surrenders” is deleted in its entirety and replaced with the following:

Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Contract). A request for more than 90% of the Cash Value will be considered a request to withdraw 100% of the Cash Value and this Contract will terminate. We have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years and you make a withdrawal that would result in a cash value of less than $500. For the tax consequences of withdrawals, see “Tax information”.

See “The amount applied to purchase an annuity payout option” in “Accessing your money”

If a life contingent annuity payout option is elected, the amount applied to the annuity benefit will be 100% of the account value and any applicable withdrawal charge will be waived.

If a non-life contingent annuity payout option is elected, the amount applied to the annuity benefit is the greater of the cash value or 95% of what the account value would be if no withdrawal charge applied.

	See “Transfers of ownership, collateral assignments, loans and borrowing” in “More information”	You may assign all or a portion of your contract at any time, unless otherwise restricted for tax qualification purposes.

	“Performance Cap Rate limiting factor” in “Overview of the Purposes and Impacts of the Calculation” and “Detailed Descriptions of Specific Inputs to the Calculation” both in “Appendix: Segment Interim Value”	The Performance Cap Rate limiting factor will not be used in the Segment Interim Value calculation. This means there will not be a “B” component for the Segment Interim Value formula.

	“Fair Value of Hypothetical Derivatives” in “Overview of the Purposes and Impacts of the Calculation” and “Detailed Descriptions of Specific Inputs to the Calculation” both in “Appendix: Segment Interim Value”	For contracts where the Performance Cap Rate limiting factor is not used in the Segment Interim Value calculation, we will use different inputs that reflect a higher estimated cost of exiting hypothetical Derivatives and, as a result, the fair value of hypothetical Derivatives will be lower than if we didn’t use a higher estimated cost of exiting.

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